SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 28, 2009

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49802	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA

95032

(Address of principal executive offices)

(Zip Code)

(408) 540-3700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Salaries and Equity Compensation for Named Executive Officers

The Board of Directors of the Registrant established the annual salaries and monthly stock option allowances for 2010 for the Registrant’s Named Executive Officers as follows:

NAME AND POSITION	ANNUAL SALARY	ANNUAL STOCK OPTION ALLOWANCE	MONTHLY STOCK OPTION ALLOWANCE
Reed Hastings, Chief Executive Officer and Chairman of the Board	$500,000	$2,000,000	$166,667
Barry McCarthy, Chief Financial Officer	600,000	850,000	70,833
Leslie Kilgore, Chief Marketing Officer	775,000	775,000	64,583
Neil Hunt, Chief Product Officer	866,667	433,333	36,111
Ted Sarandos, Chief Content Officer	900,000	600,000	50,000

Each Named Executive Officer, like all of Registrant’s employees who receive stock options as part of his or her compensation package, may request that a portion of their annual salary be awarded in equity. The number of options to be granted is determined by the following formula: the monthly dollar amount of the stock option allowance / ([Fair Market Value on the date of grant] * 0.20). This formula was modified so that, effective for grants commencing in 2010, the number of options granted each month would be calculated using 20% of the fair market value of the stock on the grant date instead of 25%. Each monthly grant shall be made on the first trading day of the month, shall be fully vested upon grant and shall be exercisable at a strike price equal to the Fair Market Value (as defined in the Registrant’s 2002 Stock Plan) on the date of grant. The options will be subject to the terms and conditions of the 2002 Stock Plan and will be administered on a non-discretionary basis without further action by the Registrant’s Board of Directors, provided that only the Board may change the amount or terms of future grants. Vested stock options granted on or after January 1, 2007 can be exercised up to ten (10) years following termination of employment. Registrant does not currently provide a program of performance bonuses for its Named Executive Officers.

Item 8.01.	Other Items.

Effective for grants commencing in 2010, the formula for granting options has been modified by the Board of Directors of Registrant so as to continue to mirror that of the Company’s employees. The formula is as follows: $10,000 / ([Fair Market Value on the date of grant] * 0.20). This formula was modified so that the number of options granted each month would be calculated using 20% of the fair market value of the stock on the grant date instead of 25%. Except as modified, the equity compensation plan remains the same.

The description of this plan, which is in effect by way of Board resolutions, is attached to this Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Director Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: December 28, 2009

/s/ DAVID HYMAN
David Hyman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Director Equity Compensation Plan